MET INVESTORS SERIES TRUST	SUMMARY PROSPECTUS May 1, 2010

Pioneer Strategic Income Portfolio

Class A and Class E Shares

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio (including the documents listed below) online at www.metlife.com/variablefunds. You can also get this information at no cost by calling 1-800-638-7732 or by sending an e-mail request to RCG@metlife.com. The Portfolio’s Prospectus and Statement of Additional Information, both dated May 1, 2010, and the financial statements of the Portfolio for the year ended December 31, 2009, including notes to the financial statements and financial highlights and the report of the Portfolio’s independent registered public accounting firm, which are included in the Annual Report of the Portfolio, are all incorporated by reference into this Summary Prospectus. This Summary Prospectus is intended for individuals who have purchased certain variable life insurance policies and variable annuity contracts (collectively, “Contracts”) from Metropolitan Life Insurance Company and its affiliates and is not intended for other investors.

Investment Objective

A high level of current income.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are for the year ended December 31, 2009, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class E
Management Fee	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	None	0.15%
Other Expenses	0.06%	0.06%

Total Annual Portfolio Operating Expenses	0.66%	0.81%

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class E
1 Year	$68	$83
3 Years	$212	$260
5 Years	$369	$451
10 Years	$825	$1,005

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 31.7% of the average value of its portfolio.

Principal Investment Strategies

Pioneer Investment Management, Inc. (“Pioneer”), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio’s net assets in debt securities. The Portfolio has the flexibility to invest in a broad range of issuers and segments of the debt securities market. Pioneer allocates the Portfolio’s investments among the following three segments of the debt markets:

■	Below investment grade (high yield) securities of U.S. and non-U.S. issuers;

■	Investment grade securities of U.S. issuers; and

■	Investment grade securities of non-U.S. issuers.

Pioneer’s allocations among these segments of the debt markets depend upon its outlook for economic, interest rate and political trends.

The Portfolio invests primarily in:

■	Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities;

■	Debt securities of U.S. and non-U.S. corporate issuers, including convertible debt; and

■	Mortgage-backed and asset-backed securities.

The Portfolio invests in securities with a broad range of maturities. Depending upon Pioneer’s allocation among market segments, up to 70% of the Portfolio’s total assets may be in high yield debt securities (commonly called “junk bonds”) rated below investment grade at the time of purchase or determined to be of equivalent quality by Pioneer. Up to 20% of the Portfolio’s total assets may be invested in debt securities rated below CCC by Standard & Poors Ratings Services or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer.

Depending upon Pioneer’s allocation among market segments, up to 85% of the Portfolio’s total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets. Non-U.S. investments include securities issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union.

Pioneer considers both broad economic and issuer specific factors in selecting securities designed to achieve the Portfolio’s investment objective. In assessing the appropriate maturity, rating, sector and country weightings of the Portfolio’s securities, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yield compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. Pioneer also employs due diligence and fundamental research to assess an issuer’s credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research.

The Portfolio may also invest up to 20% of its net assets in all types of equity securities.

The Portfolio may invest up to 15% of its assets in credit default swaps.

Primary Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Primary Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Foreign Investment Risk.    Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.

Interest Rate Risk.    The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates go down. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

Credit and Counterparty Risk.    The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded; an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

High Yield Debt Security Risk.    High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high yield debt securities may not be as liquid as that for more highly rated debt securities.

Pioneer Strategic Income Portfolio

Mortgage-backed and Asset-backed Securities Risk.    The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Portfolio to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by the Portfolio are backed by lower rated securities, such as sub-prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of the Portfolio receiving payments of principal or interest may be substantially limited.

Credit Default Swap Risk.    Credit default swaps may increase credit and counterparty risk (depending on whether the Portfolio is the buyer or seller of the swaps), and they may in some cases be illiquid. Credit default swaps also may be difficult to trade or value, especially in the event of market disruptions. Credit default swap transactions in which the Portfolio is the seller may require that the Portfolio liquidate portfolio securities when it may not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

Past Performance

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio’s Class A shares. The historical performance shown for the Portfolio’s Class A shares prior to May 1, 2006 is the performance of the Portfolio’s predecessor funds managed by Pioneer using the same investment objective and strategy as the Portfolio.

The bar chart below shows you the performance of the Portfolio’s Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. The table below compares the Portfolio’s average annual compounded total returns for each class with relevant index returns. For more information about indexes, please see “Index Description” in the Prospectus. It is not possible to invest directly in an index. Effective June 30, 2003, Pioneer became the subadviser to the predecessor fund. Information prior to that date is attributable to the predecessor fund’s former investment subadviser.

Year-by-Year Total Return as of December 31 of Each Year

Highest Quarter	2nd – 2009	13.85%
Lowest Quarter	4th – 2008	-8.83%

Average Annual Total Return as of December 31, 2009

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A	33.09%	6.90%	7.37%	—	—
Class E	32.76%	—	—	9.48%	4-28-08
Barclays Capital U.S. Universal Index (reflects no deduction for mutual fund fees and expenses)	8.60%	5.01%	6.44%	—

Management

Adviser.    MetLife Advisers, LLC (“MetLife Advisers”) is the Portfolio’s investment adviser. For more information about the Adviser, please see “Additional Information about Management—The Adviser” in the Prospectus and “Investment Advisory and Other Services—The Adviser” in the Statement of Additional Information.

Subadviser.    Pioneer is the subadviser to the Portfolio. For more information about the Subadviser, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Investment Advisory and Other Services—The Subadvisers” in the Statement of Additional Information.

Portfolio Manager.    Kenneth J. Taubes, Senior Vice President of Pioneer, has managed the Portfolio since 2003. For additional information, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Investment Advisory and Other Services—Portfolio Management” in the Statement of Additional Information.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance

Pioneer Strategic Income Portfolio

companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

Pioneer Strategic Income Portfolio